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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 11, 2000

                        SECURITY FINANCIAL BANCORP, INC.
                        --------------------------------
             (Exact name of Registrant as specified in its Charter)

     Delaware                       0-27951                 35-2085053
-------------------                 -------                 ----------
(State or other)              (Commission File Number)      (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)



9321 Wicker Avenue, St. John, Indiana                    46373
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  (219) 365-4344
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ITEM 5.  OTHER EVENTS.
         -------------

      On September 11, 2000, Security Financial Bancorp, Inc. issued a press release which announced that Security Financial and the PL Capital Group entered into an agreement resulting in the appointment of John Palmer and Richard Lashley to the Board of Directors of Security Financial.

      The PL Capital Group agreement and the Cainkar agreement are attached as Exhibits 2.1 and 2.2, respectively. In addition, on September 12, 2000, Security Financial issued a press release which announced that Security Financial and Vincent Cainker entered into an agreement. The press releases announcing the agreements are attached as Exhibits 99.1 and 99.2, respectively.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 2.1 Agreement, dated September 6, 2000, by and between Security Financial Bancorp, Inc. and PL Capital, LLC, John Palmer, Beth Lashley, Financial Edge Fund, L.P. and Financial Edge-Strategic Fund, L.P.

      Exhibit 2.2 Agreement, dated September 7, 2000, by and between Security Financial Bancorp, Inc. and Vincent Cainker, Burbank Partners and the Louis F. Cainker, Ltd. Profit Sharing Plan.

      Exhibit 99.1   Press Release dated September 11, 2000.

      Exhibit 99.2   Press release dated September 12, 2000.







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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SECURITY FINANCIAL BANCORP, INC.




Date: September 12, 2000               By: /s/ John P. Hyland
                                           -----------------------------------
                                           John P. Hyland
                                           President and Chief Executive Officer






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